SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche Alternative Asset Allocation Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectuses.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

January 15, 2015
PROSTKR-470